Convenience Translation into United States Dollar Amounts	12 Months Ended
Dec. 31, 2016
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Convenience Translation into United States Dollar Amounts

3. Convenience Translation into United States Dollar Amounts

The Company reports its consolidated financial statements in Korean Won. The United States dollar (“US dollar”) amounts disclosed in the accompanying consolidated financial statements are presented solely for the convenience of the reader, and have been converted at the rate of 1,203.73 Korean Won to one US dollar, which is the noon buying rate of the U.S. Federal Reserve Board in effect on December 30, 2016. Such translations should not be construed as representations that the Korean Won amounts represent, have been, or could be, converted into US dollars at that or any other rate. The US dollar amounts are